UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):  January 28, 2020 (January 23, 2020)
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Watford Holdings Ltd.
(Exact name of Registrant as Specified in its Charter)
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Bermuda	001-38788	98-1155442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Waterloo House, 1st Floor
100 Pitts Bay Road, Pembroke HM 08
Bermuda
(Address of Principal Executive Offices) (Zip Code)
+1 (441) 278-3455
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	WTRE	Nasdaq Global Select Market
8½% Cumulative Redeemable Preference Shares	WTREP	Nasdaq Global Select Market

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2019 annual general meeting of shareholders (the “Annual General Meeting”) of Watford Holdings Ltd. (the “Company”), originally scheduled for November 6, 2019 and subsequently adjourned, was held on January 23, 2020. At the Annual General Meeting, the holders of 11,348,837 of the Company’s common shares, which represented approximately 57% of the outstanding shares entitled to vote as of the record date of September 6, 2019, were represented in person or by proxy. Matters submitted to shareholders at the Annual General Meeting and the voting results thereof were as follows:

Item 1. The vote to elect three Class I directors to the Company’s board of directors (the “Board of Directors”) to serve for a term expiring in 2022. The voting results were as follows:

NOMINEE	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
Walter Harris	8,422,198	—	1,158,648	1,767,991
Maamoun Rajeh	8,191,178	—	1,389,668	1,767,991
John Rathgeber	8,431,457	—	1,149,389	1,767,991
Item 2. The vote to elect certain individuals as Designated Company Directors (as defined in the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on September 13, 2019) of Watford Re Ltd., a wholly-owned subsidiary of the Company, as required by the Company’s bye-laws. The voting results were as follows:

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
8,768,954	628,592	183,300	1,767,991
Item 3. The vote to reappoint PricewaterhouseCoopers Ltd., an independent registered public accounting firm, as the Company’s independent auditor to serve from the conclusion of the Annual General Meeting until the conclusion of the next annual general meeting to be held in 2020, and to authorize the Board of Directors, acting by the Company’s audit committee, to determine the independent auditor’s remuneration. The voting results were as follows:

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
11,127,277	215,010	6,550	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.
Watford Holdings Ltd.

By:	/s/ John Rathgeber Name: John Rathgeber Title: Chief Executive Officer
Date: January 28, 2020